Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2203

Closed-End Strategy: Master Municipal Income Portfolio – National Series 2022-2

Supplement to the Prospectus

Effective June 6, 2022, the Nuveen Enhanced Municipal Value Fund (ticker: NEV) merged into the Nuveen Municipal Credit Income Fund (ticker: NZF). The Portfolio, as a holder of shares of the Nuveen Enhanced Municipal Value Fund, received shares of the Nuveen Municipal Credit Income Fund, the number of such shares received based on the net asset value of each fund on June 3, 2022. Accordingly, all references in the prospectus to Nuveen Enhanced Municipal Value Fund are replaced with Nuveen Municipal Credit Income Fund. The Portfolio will continue to hold and purchase shares of the Nuveen Municipal Credit Income Fund.

Supplement Dated: June 6, 2022